                             LETTER OF TRANSMITTAL

      TO TENDER SHARES OF CLASS A COMMON STOCK AND/OR CLASS B COMMON STOCK
                                       OF
                             THE CHERRY CORPORATION
           PURSUANT TO THE OFFER TO PURCHASE DATED NOVEMBER 17, 1998

    THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, DECEMBER 21, 1998 UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:
                         HARRIS TRUST AND SAVINGS BANK:

   BY HAND OR OVERNIGHT           BY FACSIMILE          BY REGISTERED OR CERTIFIED
         DELIVERY:                TRANSMISSION                    MAIL:
 Harris Trust and Savings     (ELIGIBLE INSTITUTION   Harris Trust and Savings Bank
           Bank                      ONLY):
 c/o Harris Trust Company        (212) 701-7636          c/o Harris Trust Company
        of New York                                            of New York
     Wall Street Plaza         CONFIRM RECEIPT OF             P.O. Box 1010
88 Pine Street, 19th Floor   FACSIMILE BY TELEPHONE:       Wall Street Station
 New York, New York 10005        (212) 701-7624       New York, New York 10268-1010

                              FOR INFORMATION CALL:
                                 (800) 245-7630

    DELIVERY OF THIS INSTRUMENT AND ALL OTHER DOCUMENTS TO ANY ADDRESS OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed only if (a) certificates for Shares (as defined below) are being forwarded herewith or (b) a tender of Shares is being made concurrently by book-entry transfer to the account maintained by Harris Trust and Savings Bank (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to Section 3 of the Offer to Purchase. Shareholders who cannot deliver the certificates for their Shares to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver a Letter of Transmittal and all other required documents to the Depositary prior to the Expiration Date (as defined below) must, in each case, tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase (as defined below). See Instruction 2.

    Shareholders who cannot deliver their Share certificates and any other required documents to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares using the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    THIS LETTER OF TRANSMITTAL MAY NOT BE USED FOR DIRECTING THE EXERCISE OF OPTIONS GRANTED UNDER THE CHERRY CORPORATION'S STOCK OPTION PLANS. SEE SECTION 3, "PROCEDURES FOR TENDERING SHARES--STOCK OPTION PLANS" IN THE OFFER TO PURCHASE.

----------------------------------------------------------------------------------------------------

                           NAME(S) AND ADDRESSES OF REGISTERED HOLDER(S)
          (Please fill in, if blank, exactly as name(s) appear(s) on Share certificate(s))
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                               DESCRIPTION OF CLASS A SHARES TENDERED
                                     (See Instructions 3 and 4)
----------------------------------------------------------------------------------------------------
                                      CLASS A SHARES TENDERED
                            (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------
   CLASS A SHARE CERTIFICATE       TOTAL NUMBER OF CLASS A SHARES                NUMBER
           NUMBER(S)*              REPRESENTED BY CERTIFICATE(S)*     OF CLASS A SHARES TENDERED**

----------------------------------------------------------------------------------------------------

                                  ------------------------------------------------------------------

                                  ------------------------------------------------------------------

                                  ------------------------------------------------------------------

                                  ------------------------------------------------------------------
  Total Class A Shares Tendered...................................
----------------------------------------------------------------------------------------------------


                               DESCRIPTION OF CLASS B SHARES TENDERED
                                     (See Instructions 3 and 4)
----------------------------------------------------------------------------------------------------
                                      CLASS B SHARES TENDERED
                            (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------
   CLASS B SHARE CERTIFICATE       TOTAL NUMBER OF CLASS B SHARES                NUMBER
           NUMBER(S)*              REPRESENTED BY CERTIFICATE(S)*     OF CLASS B SHARES TENDERED**

----------------------------------------------------------------------------------------------------

                                  ------------------------------------------------------------------

                                  ------------------------------------------------------------------

                                  ------------------------------------------------------------------

                                  ------------------------------------------------------------------
  Total Class B Shares Tendered...................................
----------------------------------------------------------------------------------------------------

/ / Indicate in this box the order (by class of Shares and certificate number) in which Shares are to be purchased in event of proration. (Attach additional list if necessary.)*** See Instruction 10.

     Class A Shares:  1st: ________ 2nd: ________ 3rd: ________ 4th: ________
     5th: ________

     Class B Shares:  1st: ________ 2nd: ________ 3rd: ________ 4th: ________
     5th: ________
--------------------------------------------------------------------------------

*  DOES NOT need to be completed if Shares are tendered by book-entry transfer.

** If you desire to tender less than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

***If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 10.
--------------------------------------------------------------------------------

/ / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED. UPON RECEIPT OF THIS LETTER OF TRANSMITTAL, THE DEPOSITARY WILL CONTACT YOU DIRECTLY WITH REPLACEMENT INSTRUCTIONS, OR TO EXPEDITE THE PROCESS, PLEASE CALL THE HARRIS TRUST AND SAVINGS BANK AT
     (312) 461-6001. NUMBER OF SHARES REPRESENTED BY LOST OR DESTROYED
     CERTIFICATES: __________________.

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

THIS BOX IS FOR USE BY ELIGIBLE INSTITUTIONS ONLY:

--------------------------------------------------------------------------------

  / / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
      TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution: _________________________________________

      DTC Account Number: ____________________________________________________

      Transaction Code Number: _______________________________________________

  / / CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED
      PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Owner(s): ________________________________________

      Date of Execution of Notice of Guaranteed Delivery:_____________________

      Name of Institution that Guaranteed Delivery: __________________________

      DTC Account Number: ____________________________________________________

      Transaction Code Number: _______________________________________________
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

TO HARRIS TRUST AND SAVINGS BANK:

    The undersigned hereby tenders to The Cherry Corporation, a Delaware corporation (the "Company"), the above described shares of the Company's Class A Common Stock, $1.00 par value per share (the "Class A Shares"), and/or its Class B Common Stock, $1.00 par value per share (the "Class B Shares" and with the Class A Shares, collectively, the "Shares"), represented by the above described certificates for Shares at a price per Class A Share and at a price per Class B Share indicated in this Letter of Transmittal, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated November 17, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer").

    Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all of the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Company), with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (i) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price (as defined below) with respect to such Shares; (ii) present certificates for such Shares for cancellation and transfer on the Company's books; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

    The undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and further represents and warrants to the Company that:

        (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that: (i) the undersigned has a "net long position" in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and (ii) such tender of Shares complies with Rule 14e-4 under the 1934 Act;

        (b) when and to the extent the Company accepts such Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

        (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby;

        (d) the undersigned has read and agrees to all of the terms of the Offer; and

        (e) the Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon terms and subject to the conditions of the Offer.

    All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The class and certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. Any order (by certificate number) in which the tendered Shares of a class must be purchased should also be indicated above. The price at which each class of Shares is being tendered should be indicated in the boxes below.

    The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per share price for the Class A Shares, and a single per share price for the Class B Shares, each price to be not greater than $15.50 nor less than $13.25 per share, net to the seller in cash, without interest thereon (each, a "Purchase Price"), that it will pay for Shares properly tendered and not withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of Shares of each class so tendered and the prices (in multiples of $.25) for each class specified by tendering shareholders. The undersigned understands that the Company will select the lowest Purchase Price for the Class A Shares that will allow it to buy 1,687,500 Class A Shares and the lowest Purchase Price for the Class B Shares that will allow it to buy 562,500 Class B Shares, or such lesser number of Shares of each class as are properly tendered, at prices for each class not greater than $15.50 nor less than $13.25 per share, pursuant to the Offer. The undersigned understands that the Company may select a different Purchase Price for each class of Shares. The undersigned understands that (i) all Shares of each class properly tendered prior to the Expiration Date at prices at or below the Purchase Price for that class and not properly withdrawn will be purchased at such Purchase Price, net to the Seller in cash, upon the terms and subject to the conditions of the Offer, including its proration and conditional tender provisions, and (ii) the Company will return all other Shares not purchased pursuant to the Offer, including Shares tendered at prices greater than the applicable Purchase Price for that class of Shares and not withdrawn prior to the Expiration Date and Shares not purchased because of proration or conditional tender.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment less than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" boxes below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

    Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail such check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

IMPORTANT: SHAREHOLDERS MUST COMPLETE THE PRICE SELECTION INFORMATION FOR EACH CLASS OF SHARES TENDERED. SHAREHOLDERS TENDERING BOTH CLASSES OF SHARES MUST COMPLETE EACH OF THE FOLLOWING TWO BOXES.

--------------------------------------------------------------------------------

                      PRICE (IN DOLLARS) PER CLASS A SHARE
                   AT WHICH CLASS A SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)
--------------------------------------------------------------------------------

  CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF CLASS A SHARES

    (Shareholders who desire to tender Class A Shares at more than one price must complete a separate Letter of Transmittal for each price at which Class
                            A Shares are tendered.)

  CLASS A SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION:

  / / The undersigned wants to maximize the chance of having The Cherry
      Corporation purchase all Class A Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this BOX INSTEAD OF ONE OF THE PRICES BELOW, the undersigned hereby tenders Class A Shares and is willing to accept the Purchase Price resulting from the Dutch Auction tender process. This action will result in receiving a price per Class A Share as low as $13.25 or as high as $15.50.

                                       OR

  CLASS A SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER:

  By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders Class A Shares at the price checked. THIS ACTION COULD RESULT IN NONE OF THE SHARES BEING PURCHASED IF THE PURCHASE PRICE FOR THE CLASS A SHARES IS LESS THAN THE PRICE CHECKED. A shareholder who desires to tender Class A Shares at more than one price must complete a separate Letter of Transmittal for each price at which Class A Shares are tendered. The same Class A Shares cannot be tendered at more than one price.

  PRICE (IN DOLLARS) PER CLASS A SHARE AT WHICH CLASS A SHARES ARE BEING
  TENDERED:

/ / $13.25   / / $13.75   / / $14.25   / / $14.75   / / $15.25
/ / $13.50   / / $14.00   / / $14.50   / / $15.00   / / $15.50

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      PRICE (IN DOLLARS) PER CLASS B SHARE
                   AT WHICH CLASS B SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)
--------------------------------------------------------------------------------

  CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF CLASS B SHARES

    (Shareholders who desire to tender Class B Shares at more than one price must complete a separate Letter of Transmittal for each price at which Class
                            B Shares are tendered.)

  CLASS B SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION:

  / / The undersigned wants to maximize the chance of having The Cherry
      Corporation purchase all Class B Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this BOX INSTEAD OF ONE OF THE PRICES BELOW, the undersigned hereby tenders Class B Shares and is willing to accept the Purchase Price resulting from the Dutch Auction tender process. This action will result in receiving a price per Class B Share as low as $13.25 or as high as $15.50.

                                       OR

  CLASS B SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER:

  By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders Class B Shares at the price checked. THIS ACTION COULD RESULT IN NONE OF THE SHARES BEING PURCHASED IF THE PURCHASE PRICE FOR THE CLASS B SHARES IS LESS THAN THE PRICE CHECKED. A shareholder who desires to tender Class A Shares at more than one price must complete a separate Letter of Transmittal for each price at which Class B Shares are tendered. The same Class B Shares cannot be tendered at more than one price.

  PRICE (IN DOLLARS) PER CLASS B SHARE AT WHICH CLASS B SHARES ARE BEING
  TENDERED:

/ / $13.25   / / $13.75   / / $14.25   / / $14.75   / / $15.25
/ / $13.50   / / $14.00   / / $14.50   / / $15.00   / / $15.50

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 9)

      A tendering shareholder may condition the tender of Shares upon the purchase by the Company of a specified minimum number of Shares tendered hereby, all as described in the Offer to Purchase, particularly Section 6 thereof. Except as set forth in Section 6 of the Offer to Purchase, unless at least such minimum number of Shares is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering Shareholder's responsibility to calculate and appropriately indicate a minimum number of Shares, and each Shareholder is urged to consult a tax advisor. Unless this box is completed and a minimum number specified, the tender will be deemed unconditional.

  / / Check here if tender of Shares of either Class A Shares or Class B
      Shares is conditional on the Company purchasing all or a minimum number of the tendered Shares and complete the following:

      Minimum number of Shares to be sold: ___________________________________
     -------------------------------------------------------------------------

                                     ODD LOTS
                                (SEE INSTRUCTION 8)

          To be completed ONLY if the Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of less than 100 Class A Shares and/or less than 100 Class B Shares. The undersigned either (check one box):

  / / is the beneficial or record owner of an aggregate of less than 100 Class
      A Shares, all which Shares are being tendered; or

  / / is the beneficial or record owner of an aggregate of less than 100 Class
      B Shares, all which Shares are being tendered; or

  / / is a broker, dealer, commercial bank, trust company, or other nominee that (i) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder, and (ii) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of less than 100 Class A Shares and/or less than 100 Class B Shares and is tendering all of such Shares of that class (or classes).

                ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED

            NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
                      ACCOMPANYING INSTRUCTIONS CAREFULLY.
--------------------------------------------------------------------------------

-----------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 11)

  To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price of Shares purchased are to be issued in the name of and sent to someone other than the undersigned.

  Issue:     / / Check to:                                / / Certificates to:

  Name(s): ___________________________________________________________________
                                 (Please Print)
  Address: ___________________________________________________________________

  ____________________________________________________________________________
  ____________________________________________________________________________
                               (Include Zip Code)

   __________________________________________________________________________
              (Taxpayer Identification or Social Security Number)

   ----------------------------------------------
   ----------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 11)

  To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the Purchase Price of Shares purchased, issued in the name of the undersigned, are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

  Mail:     / / Check to:                                 / / Certificates to:

  Name(s): ___________________________________________________________________

                                 (Please Print)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

                               (Include Zip Code)
   ----------------------------------------------

   --------------------------------------------------------------------------

                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL SHAREHOLDERS)
            (PLEASE ALSO COMPLETE AND RETURN THE ENCLOSED FORM W-9)

  (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

  -- ______________________________________________________________________ --

  -- ______________________________________________________________________ --

                             SIGNATURES OF OWNER(S)

  Dated: __________________________, 1998

  Name(s): ___________________________________________________________________
                                    (Please Print)

  Capacity (Full Title): _____________________________________________________

  Address: ___________________________________________________________________
                                  (Include Zip Code)

  Area Code and Telephone No.: _______________________________________________

  Taxpayer Identification or Social Security No.: ____________________________

                                            (See substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

  Name of Firm: ______________________________________________________________

  Authorized Signature: ______________________________________________________

  Name: ______________________________________________________________________

                                   (Please Print)

  Title: _____________________________________________________________________

  Address: ___________________________________________________________________

                                  (Include Zip Code)

  Area Code and Telephone Number: ____________________________________________

  Dated: __________________________, 1998
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including commercial banks, savings and loan associations, and brokerage houses) that is a member in good standing of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Agreement") (an "Eligible Institution") unless: (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" included herein; or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instructions 6 and 11.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. The Depositary must receive (a) properly completed and duly executed Letter of Transmittal or a facsimile thereof in accordance with the instructions of the Letter of Transmittal, including any required signature guarantees, certificates, and any other documents required by the Letter of Transmittal, on or prior to the Expiration Date at one of its addresses set forth on the back cover of the Offer to Purchase, (b) such Shares delivered pursuant to the procedures for book-entry transfer described in Section 3 of the Offer to Purchase (and a confirmation of such delivery is received by the Depositary, including an Agent's Message, if the tendering shareholder has not delivered a Letter of Transmittal) or (c) such Shares validly tendered through the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP"), prior to the Expiration Date. The term "Agent's Message" means a message, transmitted through electronic means by the Book-Entry Transfer Facility to, and received by the Depositary and forming a part of the Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant. If certificates are to be forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

    Participants in the Book-Entry Transfer Facility may tender their Shares in accordance with ATOP, to the extent it is available to such participants for the Shares they wish to tender. A shareholder tendering through ATOP must expressly acknowledge that the shareholder has reviewed and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such shareholder.

    Shareholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date, and
(c) certificates for all physically delivered Shares in proper form for transfer by delivery, or in the case of Shares by confirmation of a book-entry transfer, into Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of book-entry transfer an Agent's Message or, in the case of a tender through ATOP, the specified acknowledgment), and all other documents required by this Letter of

Transmittal, must be received by the Depositary within three trading days of the Nasdaq National Market after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

    The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender. DELIVERY OF DOCUMENTS TO THE BOOK ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    3. INADEQUATE SPACE. If the space provided in the boxes captioned "Description of Class A Shares Tendered" and "Description of Class B Shares Tendered" is inadequate, then the certificate numbers, the class of Shares, and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to shareholders who tender by book entry transfer.) If less than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," in the boxes captioned "Description of Class A Shares Tendered" and "Description of Class B Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificates(s) listed and delivered to the Depositary will be deemed to have been tendered.

    5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be properly tendered, the shareholder MUST check FOR BOTH CLASS A SHARES AND CLASS B SHARES either the box under "Shares Tendered at Price Determined by Dutch Auction" or one of the boxes under "Shares Tendered at Price Determined by Shareholder," indicating the price per share at which he or she is tendering Shares all under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal (the "Price Selection"). SHAREHOLDERS MUST COMPLETE THE PRICE SELECTION INFORMATION FOR EACH CLASS OF SHARES. TO PROPERLY TENDER SHARES, A SHAREHOLDER TENDERING CLASS A SHARES MUST COMPLETE THE PRICE SELECTION FOR CLASS A SHARES, AND A SHAREHOLDER TENDERING CLASS B SHARES MUST COMPLETE THE PRICE SELECTION FOR CLASS B SHARES. ONLY ONE BOX MAY BE CHECKED FOR EACH CLASS OF SHARES. IF MORE THAN ONE BOX FOR EACH CLASS OF SHARES IS CHECKED OR IF NO BOX IS CHECKED FOR A CLASS OF SHARES, THEN THERE IS NO PROPER TENDER OF SHARES FOR THAT CLASS. A shareholder wishing to tender portions of his or her Share holdings of a class of Shares at different prices must complete a separate Letter of Transmittal (and, if applicable, a separate Notice of Guaranteed Delivery) for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

    6.  SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

    (a) If this Letter if Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

    (b) If any tendered Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

    (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles of it) as there are different registrations of certificates.

    (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to the made or the certificate(s) for the Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) OR STOCK POWER(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. See Instruction 1.

    (e) If this Letter of Transmittal or any certificate(s) or stock powers(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority to so act.

    7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

    (a) payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s);

    (b) certificates not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

    (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such aggregate Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted. See Section 5 of the Offer to Purchase.

    8. ODD LOTS. As described in Section 1 of the Offer to Purchase, if the Company is to purchase, with respect to each class of Shares, less than all Shares of that class tendered before the Expiration Date and not properly withdrawn, then the Shares purchased first within each class will consist of all Shares tendered by any shareholders who own of record or own beneficially, as of November 12, 1998 and as of the Expiration Date, an aggregate of less than 100 Shares of that class (that is, 100 Class A Shares and/or less than 100 Class B Shares), and who tender all of his or her Shares of that class, at or below the Purchase Price (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" is completed for that class of Shares.

    9. CONDITIONAL TENDERS. As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered Shares being purchased ("Conditional Tenders"). If the Company is to purchase less than all Shares tendered before the Expiration Date and not properly withdrawn, then the Depositary will perform a preliminary proration, and any Shares of either class tendered at or below the applicable Purchase Prices for each class pursuant to a Conditional Tender for which the condition was not satisfied shall be deemed withdrawn, subject to reinstatement if such conditionally tendered Shares are subsequently selected by lot for purchase, and subject to Sections 1 and 6 of the Offer to Purchase. If conditional tenders would otherwise be so regarded as withdrawn and would cause the total number of Shares to be purchased to fall below 1,687,500 Class A Shares and/or 562,500 Class B Shares then, to the extent feasible, the Company will select enough of such conditional tenders that would otherwise have been so withdrawn to permit the Company to purchase 1,687,500 Class A Shares and/or 562,500 Class B Shares. CONDITIONAL TENDERS WILL BE SELECTED BY LOT ONLY FROM SHAREHOLDERS WHO TENDER ALL OF THEIR SHARES OF EACH CLASS. All tendered Shares shall be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The Conditional Tender alternative is made available so that a shareholder may assure that the purchase of Shares from the shareholder pursuant to the Offer will be treated as a sale of such Shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. Odd Lot Shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering shareholder's responsibility to calculate the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale (rather than dividend) treatment, and each shareholder is urged to consult his or her own tax advisor.

    In the event of proration, any Shares tendered pursuant to a conditional tender for which the minimum requirements are not satisfied may not be accepted and thereby will be deemed withdrawn.

    10. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, with respect to each class of Shares, shareholders may designate the order in which their Shares of a class are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. Federal income tax treatment of the Purchase Price for the Shares purchased. If you do not designate an order, in the event that less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Sections 1, 3 and 14 of the Offer to Purchase.

    11. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Purchase Price of any Shares tendered hereby is to be issued in the name of, and/or any certificates not tendered or not accepted for purchase are to be returned to, a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be mailed to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1. Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility.

    12. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

    13. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

    14. FORM W-9 AND FORM W-8. Under the federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a shareholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the shareholder or other payee provides his or her taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering shareholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such shareholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that individual must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary.

    15. WITHHOLDING ON NON-U.S. SHAREHOLDERS. Even if a non-U.S. shareholder has provided the required certification to avoid backup withholding, the Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a non-U.S. shareholder or his agent unless the Depositary determines that an exemption from or a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. For this purpose, a non-U.S. shareholder is a shareholder who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any State or any political subdivision thereof, (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. trustees have the authority to control all substantial decisions of the trust. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a non-U.S. shareholder must deliver to the Depositary a properly completed Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a non-U.S. shareholder must deliver to the Depositary a properly completed Form 4224. The Depositary will determine a shareholder's status as a non-U.S. shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (E.G., Form 1001 or Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A non-U.S. shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if such shareholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. Non-U.S. shareholders are urged to consult their tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

    16. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost or destroyed, the shareholder should promptly notify the Depositary the number of Shares represented by the certificate so lost or destroyed. The shareholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. Please allow at least ten to fourteen business days to complete such procedures.

------------------------------------------------------------------------------------
                            PAYER'S NAME: HARRIS TRUST AND SAVINGS BANK
------------------------------------------------------------------------------------
 SUBSTITUTE                 PART 1--Taxpayer Identification Number--for             TIN:
 FORM W-9                   all accounts, enter taxpayer identification    Social Security Number
 Department of the          number in the box at right and certify by           or Employer
 Treasury, Internal         signing and dating below.                      Identification Number
 Revenue Service                                                         (If waiting for TIN, write
                                                                               "Applied For")
                            Note: If the account is in more than one
                            name, see the chart in the enclosed
                            GUIDELINES to determine which number to
                            give the payer.

                            -----------------------------------------------------------------------
 PAYER'S REQUEST FOR        PART 2--For payees exempt from backup withholding, please write
 TAXPAYER IDENTIFICATION    "EXEMPT" here (see the enclosed GUIDELINES):
 NUMBER ("TIN")
                            -----------------------------------------------------------------------
 PART 3--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. (Also see instructions in the enclosed GUIDELINES.)
--------------------------------------------------------------------------------

 SIGNATURE: -------------------------------------------------------------       DATE:
 -------------------------

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE WAITING (OR SOON WILL APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER

--------------------------------------------------------------------------------

             CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
  (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld; but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

  _________________________________          _________________________________
                Signature                                    Date

  Name: ______________________________________________________________________
                                 (Please Print)

  Address: ___________________________________________________________________
                               (Include Zip Code)
  ----------------------------------------------------------------------------

                    THE INFORMATION AGENT FOR THE OFFER IS:

                               MORROW & CO., INC.
                           445 Park Avenue, 5th Floor
                            New York, New York 10022
                           Toll Free: (800) 566-9061
                          Call Collect: (212) 754-8000
                    Banks and Brokerage Firms, please call:
                                 (800) 662-5200

                      THE DEALER MANAGER FOR THE OFFER IS:

                         NESBITT BURNS SECURITIES INC.
                    111 West Monroe Street, 20th Floor East
                            Chicago, Illinois 60603
                           Toll Free: (877) 461-2900